                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.142-12

                                DS BANCOR, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                DS BANCOR, INC.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:


        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:


        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:


        ------------------------------------------------------------------------
     3) Filing Party:


        ------------------------------------------------------------------------
     4) Date Filed:


        ------------------------------------------------------------------------

                                     [LOGO]

                                DS BANCOR, INC.
                              33 ELIZABETH STREET
                            DERBY, CONNECTICUT 06418

                                                                  March 30, 1994
Dear Shareholder:

    You are cordially invited to attend the 1994 annual meeting of shareholders (the "Annual Meeting") of DS Bancor, Inc. (the "Corporation") to be held on Wednesday, April 27, 1994, at 10:00 a.m., local time, at the Trumbull Marriott, 180 Hawley Lane, Trumbull, Connecticut.

    The Annual Meeting has been called for the following purposes: (1) to elect three directors for terms of three years each; (2) to consider and vote upon the Corporation's 1994 stock option plan; (3) to ratify the appointment by the Corporation's board of directors of the firm of Friedberg, Smith & Co., P.C. as independent public accountants of the Corporation for the year ending December 31, 1994; and (4) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

    It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope for which postage has been paid.

                                          Very truly yours,

                                          HARRY P. DIADAMO, JR.
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                     [LOGO]

                                DS BANCOR, INC.
                              33 ELIZABETH STREET
                            DERBY, CONNECTICUT 06418

                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 27, 1994

                              -------------------

    NOTICE IS HEREBY GIVEN that the 1994 annual meeting of shareholders (the "Annual Meeting") of DS Bancor, Inc. (the "Corporation") will be held at the Trumbull Marriott, 180 Hawley Lane, Trumbull, Connecticut, on Wednesday, April 27, 1994, at 10:00 a.m., local time, for the following purposes:

       1. To elect three directors for terms of three years each (Proposal 1);

       2. To approve the Company's 1994 stock option plan (Proposal 2);

       3. To ratify the appointment by the Corporation's board of directors of the firm of Friedberg, Smith & Co., P.C. as independent public accountants of the Corporation for the year ending December 31, 1994 (Proposal 3); and

       4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

    Pursuant to the Corporation's bylaws, the board of directors of the Corporation has fixed the close of business on March 18, 1994 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only record holders of Corporation common stock at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

    In the event that there are not sufficient votes to approve any one or more of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation by the Corporation.

                                          By Order of the Board of Directors

                                          HARRY P. DIADAMO, JR.
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Derby, Connecticut
March 30, 1994

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                     [LOGO]

                                DS BANCOR, INC.
                              33 ELIZABETH STREET
                            DERBY, CONNECTICUT 06418
                                 (203) 736-9921

                              -------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 27, 1994

                              -------------------

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

    This proxy statement is furnished to shareholders of DS Bancor, Inc. ("Bancor" or the "Corporation") in connection with the solicitation by the board of directors of Bancor of proxies for use at the annual meeting of shareholders (the "Annual Meeting") to be held on Wednesday, April 27, 1994, at 10:00 a.m., local time, at the Trumbull Marriott, 180 Hawley Lane, Trumbull, Connecticut, and at any adjournments thereof.

    If the enclosed form of proxy is properly executed and returned to Bancor in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED (1) FOR PROPOSAL 1 TO ELECT THE THREE NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF BANCOR; (2) FOR PROPOSAL 2 TO APPROVE THE COMPANY'S 1994 STOCK OPTION PLAN; AND (3) FOR PROPOSAL 3 TO RATIFY THE APPOINTMENT OF FRIEDBERG, SMITH & CO., P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE CORPORATION FOR THE YEAR ENDING DECEMBER 31, 1994. The Corporation is not aware of any other matters that are proposed to be presented at the Annual Meeting. However, if further business is properly presented, the persons named in the accompanying proxy will vote such proxy as determined by a majority of the board of directors.

    The presence of a shareholder at the Annual Meeting will not automatically revoke the shareholder's proxy. Shareholders may, however, revoke a proxy at any time prior to its exercise by filing with the Secretary of the Corporation or the presiding officer at the Annual Meeting a written notice of revocation, by delivering to the Secretary of the Corporation or the presiding officer at the Annual Meeting a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

    The cost of soliciting proxies will be borne by the Corporation. In addition to use of the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors and employees of the Corporation or Derby Savings Bank (the "Bank" or "Derby Savings") who will not be specially compensated for such solicitation activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons, and the Corporation will reimburse such persons for their reasonable expenses incurred in that connection. The Corporation has also retained Kissell-Blake Inc., a proxy soliciting firm, to assist in the solicitation of proxies at a fee of $4,000 plus reimbursement of out-of-pocket expenses. This Proxy Statement, together with the enclosed proxy card, is initially being mailed to shareholders on or about March 30, 1994.

    The securities which can be voted at the Annual Meeting consist of shares of common stock, par value $1.00 per share, of Bancor, with each share entitling its holder to one vote on all matters, without any right to cumulative voting in the election of directors. The close of business on March 18, 1994 has been fixed by the board of directors as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. On the record date, 2,651,616 shares of Bancor common stock were outstanding and eligible to be voted at the Annual Meeting.

    The presence, in person or by proxy, of at least one-third of the total number of outstanding shares of Bancor common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting, directors will be elected by a plurality of the votes of the shares of Bancor common stock present in person or represented by proxy and entitled to vote, the affirmative votes of the holders of a majority of the shares present, or represented, and entitled to vote at the Annual Meeting is required to approve the 1994 stock option plan, and the affirmative vote of a majority of the votes cast is required to ratify the appointment of the Corporation's independent public accountants. Shareholders' votes will be tabulated by the persons appointed by the board of directors to act as inspectors of election for the Annual Meeting. Abstentions and broker non-votes will be treated as shares that are present, or represented, and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. Broker non-votes will not be counted as a vote cast or entitled to vote on any matter presented at the Annual Meeting. Abstentions will not be counted in determining the number of votes cast in connection with the ratification of the appointment of independent public accountants. However, abstentions will have the same effect as a negative vote on Proposal 2 because approval by a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote is required for approval of Proposal 2.

    A copy of the annual report to shareholders for the year ended December 31, 1993 accompanies this proxy statement. THE CORPORATION IS REQUIRED TO FILE AN ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1993 WITH THE SECURITIES AND EXCHANGE COMMISSION. SHAREHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF SUCH ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) BY WRITING TO MR. JOHN F. COSTIGAN, DS BANCOR, INC., 33 ELIZABETH STREET, DERBY, CONNECTICUT 06418.

                           STOCK OWNED BY MANAGEMENT

    The following table sets forth information as of March 18, 1994 with respect to the amount of Bancor's common stock beneficially owned by each director of Bancor, Bancor's Chief Executive Officer and the other most highly compensated executive officers of Bancor and by all the directors and executive officers of Bancor as a group.

NAME AND POSITIONS                          AMOUNT AND NATURE OF      PERCENT OF STOCK
WITH THE CORPORATION                      BENEFICIAL OWNERSHIP (A)      OUTSTANDING
- ----------------------------------------  ------------------------   ------------------
Achille A. Apicella (b).................             7,225                   *
Director
Walter R. Archer, Jr. (b)...............            34,049                   1.28%
Director
John J. Brennan (b)(c)..................             4,626                   *
Director
John F. Costigan (d)....................            49,755                   1.85
Director, Executive Vice
 President and Secretary
Michael F. Daddona, Jr. (e).............           318,439                  12.01
Chairman of the Board
Harry P. DiAdamo, Jr. (f)...............            94,206                   3.45
Director, President and Chief
 Executive Officer

NAME AND POSITIONS                          AMOUNT AND NATURE OF      PERCENT OF STOCK
WITH THE CORPORATION                      BENEFICIAL OWNERSHIP (A)      OUTSTANDING
- ----------------------------------------  ------------------------   ------------------
Angelo E. Dirienzo (g)..................             2,805                   *
Director
Laura J. Donahue (b)....................             8,732                   *
Director
Christopher H.B. Mills (h)..............           106,507                   4.01
Director
John M. Rak (i).........................             3,074                   *
Director
John P. Sponheimer (j)..................            49,495                   1.87
Director
Alfred T. Santoro.......................            43,527                   1.62
Vice President and Chief
 Financial Officer (k)
Thomas H. Wells.........................            34,066                   1.27
Senior Vice President
 of Derby Savings Bank (l)
Directors and executive officers as a
group
 (13 persons)...........................           756,506                  26.52%

- ---------
 *   Less than one percent.
(a) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner of a security for purposes of the Rule if he or she has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days after March 18, 1994. All persons shown in the table have sole voting and investment power except as otherwise indicated. The table includes 201,477 shares of Bancor's common stock subject to outstanding stock options which are exercisable by directors and executive officers of Bancor within 60 days of March 18, 1994.
(b) Includes 1,403 shares of Bancor common stock subject to stock options that may be exercised within 60 days of March 18, 1994.
(c) Includes 3,011 shares owned by Brennan Realty, a partnership of which Mr. Brennan is a partner.
(d) Includes 44,192 shares of Bancor common stock subject to stock options that may be exercised within 60 days of March 18, 1994. Also includes shares for which Mr. Costigan has shared voting and investment power as follows: 5,520 shares with Virginia Costigan (wife).
(e) Includes 1,880 shares for which Mr. Daddona has shared voting and investment power with Sharon Daddona (wife), 1,000 shares with Michael Daddona (son), 1,000 shares with Marielle Daddona (daughter), and 1,000 shares with Michaela Daddona (daughter).
(f) Includes 79,384 shares of Bancor common stock subject to stock options that may be exercised within 60 days of March 18, 1994. Also includes shares for which Mr. DiAdamo has shared voting and investment power as follows: 7,683 shares with Maureen E. DiAdamo (wife), 138 shares with Harry E. DiAdamo
     (son), 358 shares with Kevin DiAdamo (son), and 402 shares with Christopher DiAdamo (son).
(g) Includes 1,403 shares for which Mr. Dirienzo has shared voting and investment power with Claire S. Dirienzo (wife). Also includes 1,264 shares of Bancor common stock subject to stock options that may be exercised within 60 days of March 18, 1994.

(h) Includes 1,403 shares of Bancor common stock subject to stock options that may be exercised within 60 days of March 18, 1994. See also footnote (b) to the Stock Owned By Principal Shareholders table set forth below.
(i) Includes shares for which Mr. Rak has shared voting and investment power as follows: 2,714 shares with Monica Rak (wife), 147 shares with Aaron Rak
     (son), 213 shares  with Michael  Rak (son), and  147 shares  with Adam  Rak
     (son).
(j) Does not include 3,000 shares owned by Mary Ann Sponheimer (wife) as trustee for Brian Sponheimer (son) as to which Mr. Sponheimer disclaims beneficial ownership. Also includes 1,403 shares of Bancor common stock subject to stock options that may be exercised within 60 days of March 18, 1994.
(k) Includes 39,063 shares of Bancor common stock subject to stock options that may be exercised within 60 days of March 18, 1994. Also includes 1,169 shares for which Mr. Santoro has shared voting and investment power with Jane G. Santoro (wife).
(l) Includes 29,156 shares of Bancor common stock subject to stock options that may be exercised within 60 days of March 18, 1994. Also includes 700 shares for which Mr. Wells has shared voting and investment power with Phyllis H.
     Wells (wife). Does not include 749 shares owned by Phyllis H. Wells as to which Mr. Wells disclaims beneficial ownership.

                     STOCK OWNED BY PRINCIPAL SHAREHOLDERS

    The following table sets forth information with respect to the persons believed by Bancor to be the beneficial owners of more than five percent of the issued and outstanding shares of Bancor's common stock, based on the most recent filing with the Securities and Exchange Commission by each such person or entity as of March 18, 1994 or other information available to Bancor. All such persons have reported sole voting and dispositive power over the entire number of shares reported as beneficially owned by them, except as otherwise indicated.

                                               AMOUNT AND NATURE OF    PERCENT OF STOCK
NAME AND ADDRESS                               BENEFICIAL OWNERSHIP      OUTSTANDING
- ---------------------------------------------  --------------------   ------------------
Michael F. Daddona, Jr. (a)..................         318,439                12.01%
156 Wild Rose Drive
Orange, CT 06477
Dimensional Fund Advisors, Inc...............         176,102                 6.64
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
J O Hambro & Company Limited (b).............         152,104                 5.74
30 Queen Anne's Gate
London SW1H 9AL England

- ---------
(a) Includes 16,800 shares for which Mr. Daddona has shared voting and investment power with Sharon Daddona (wife), Michael Daddona (son), Marielle Daddona (daughter) and Michaela Daddona (daughter). At the Corporation's 1992 annual meeting, the Corporation's shareholders approved the acquisition by Mr. Daddona's of up to 24.9% of the Corporation's outstanding common stock through open market purchases. On May 8, 1992, the Federal Reserve Bank of Boston approved such proposed acquisition, subject to the conditions that if the transaction has not been consummated within one year from such date, or if the terms and conditions concerning the transaction should change, the Federal Reserve Bank of Boston should be consulted to determine whether any additional action or notification is required. On June 8, 1992, the Connecticut State Banking Commissioner approved Mr. Daddona's proposed acquisition of such shares.
(b) Bancor has been advised by the reporting person that these shares are beneficially owned as follows: (i) J O Hambro & Partners Limited ("Hambro Partners"), Growth Financial Services Limited ("GFSL"), North Atlantic Smaller Companies Investment Trust PLC (formerly Consolidated Venture

     Trust  plc)  ("NASCIT"),  Christopher  H.B. Mills,  J  O  Hambro Investment
     Management Limited ("Ham-
     bro Investment"), J O Hambro &  Company Limited ("Hambro Company") and J  O
     Hambro  Asset Management Limited ("Hambro  Asset") own or control, directly or indirectly, an aggregate of 145,859 shares or 5.74% of the Corporation's outstanding common  stock,  as follows:  (i)  Mr. Mills  beneficially  owns
     105,104  shares, which amount includes the  5,104 shares he personally owns and has  sole voting  and dispositive  power over  as well  as the  100,000 shares  in respect  of which  he shares  voting and  dispositive power with
     Hambro Partners by virtue of his role as chief executive and  co-investment adviser  to NASCIT; (ii) NASCIT beneficially owns 100,000 shares and shares voting and  dispositive  power with  Mr.  Mills and  Hambro  Partners,  its co-investment advisers; (iii) GFSL shares voting and dispositive power with
     NASCIT  and Hambro  Partners with  respect to  the 100,000  shares owned by
     NASCIT because of its  agreement to provide to  NASCIT the services of  Mr.
     Mills;  (iv) Hambro  Partners, as  co-investment adviser  to NASCIT, shares voting and dispositive power with Mr. Mills and NASCIT with respect to  the
     100,000  shares owned by NASCIT; (v)  Hambro Investment controls voting and dispositive power with respect to 47,000 shares owned by a private  client;
     (v)  Hambro Asset, by virtue  of its control of  Hambro Partners and Hambro
     Investment, controls (in the case of the 47,000 shares controlled by Hambro
     Investment) and shares  control of (in  the case of  the remaining  100,000 shares) the voting and dispositive power with respect to the 147,000 shares controlled  by  Hambro  Partners  and Hambro  Investment;  and  (vi) Hambro
     Company, by virtue  of its control  of Hambro Asset,  controls (or, as  the case  may  be, shares  control of)  the voting  and dispositive  power with respect to the 147,000 shares controlled  by Hambro Asset or in respect  of which Hambro Asset shares control.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

    The Corporation's certificate of incorporation provides for a minimum of nine directors and a maximum of 16. The number of directors of the Corporation is currently set at 11. Pursuant to the Corporation's certificate of incorporation, the board of directors is divided into three classes, with the number of directors in each class to be as nearly equal in number as possible. At the Annual Meeting, three directors will be elected to terms of three years each.

    Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each proxy for the election as directors of the nominees listed below. The board of directors believes that such nominees will stand for election and will serve if elected as directors. If, however, any person nominated by the board of directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the board of directors may recommend. Assuming the presence of a quorum at the Annual Meeting, directors will be elected by a plurality of the votes of the shares of Bancor common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. There are no cumulative voting rights in the election of directors.

    There are no arrangements or understandings between the Corporation and any person pursuant to which such person has been nominated or elected as a director.

    INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS. The following table sets forth the names of the three nominees for election as directors and the names of the eight other directors whose terms of office will continue after the Annual Meeting. Also set forth is certain other information, some of which has been supplied by the directors, with respect to each nominee's or director's principal occupation or employment during the past five years, his or her age, the periods during which he or she has served as a director of the Corporation and positions currently held with the Corporation. All of the directors, except Mr. Mills, serve as directors of Derby Savings.

                                    AGE AT
                                 DECEMBER 31,    DIRECTOR    FOR TERM      POSITION(S) HELD
NAMES                                1993          SINCE     EXPIRING    WITH THE CORPORATION
- ------------------------------  --------------   ---------   ---------   ---------------------
NOMINEES FOR 3-YEAR TERMS:
Michael F. Daddona, Jr........         40           1991        1997     Chairman of the Board
Christopher H.B. Mills........         41           1988        1997     Director
John P. Sponheimer............         46           1988        1997     Director

                                                               TERM
CONTINUING DIRECTORS:                                         EXPIRES
                                                             ---------
Achille A. Apicella...........         50           1986        1995     Director
John J. Brennan...............         61           1986        1995     Director
John F. Costigan..............         63           1986        1995     Executive Vice
                                                                         President, Secretary
                                                                          and Director
Angelo E. Dirienzo............         63           1986        1995     Director
Walter R. Archer, Jr..........         63           1990        1996     Director
Harry P. DiAdamo, Jr..........         50           1986        1996     President, Chief
                                                                         Executive Officer and
                                                                          Director
Laura J. Donahue..............         45           1986        1996     Director
John M. Rak...................         47           1986        1996     Director

    The principal occupations for the past five years of each of the Board of Directors' three nominees and the eight other directors whose terms of office will continue after the Annual Meeting are set forth below:

    MICHAEL F. DADDONA, JR., a director of the Corporation and Derby Savings since 1991, became Chairman of the Board of the Corporation and the Bank in November 1992. Mr. Daddona is the owner/general manager of Automated Services, a vending machine and food service distribution company he founded in Milford, Connecticut in 1972. He is also the managing partner of M&M Realty, a real estate holding company. Mr. Daddona is chairman of the Executive Committee and also serves on the Stock Option Committee. A member of the United Way Founders Club, he is also a benefactor of the Toys for Tots program, and Christian Children's Fund. Mr. Daddona also serves as a corporator of Hewitt Memorial Hospital.

    CHRISTOPHER H.B. MILLS, who became a director of the Corporation in 1988, is chief executive of North Atlantic Small Companies Trust PLC ("NASCIT"), a London investment trust company whose investment manager is J O Hambro & Partners Limited ("Hambro Partners"). Mr. Mills' services are provided by an agreement between NASCIT and Growth Financial Services Limited, also an affiliate of Hambro Partners. He is a member of the Stock Option Committee. Mr. Mills serves as a director of 15 companies in the United Kingdom, as well as the following companies in the United States: American Electronic Components, Inc. (electronics), American Plastic Technologies, Inc. (plastics), Financial Alliance Processing Services, Inc. (credit card processing services), Oak Industries, Inc. (electronics), W-H Holdings, Inc. (petrochemical, refinery and oil industry services), Magic Seasoning Blends, Inc. (food preparations), and Service Stations Inc. (petroleum industry).

    JOHN P. SPONHEIMER, who became a director of the Corporation and Derby Savings in 1988, has been a partner in the Ansonia, Connecticut based law firm of Hoyle & Sponheimer since 1978. He is Chairman of the Nominating Committee and serves on the Executive Committee. Mr. Sponheimer was a member of the Connecticut State Legislature from 1975 to 1981 and served as the chairman of the Banking Committee of the Connecticut General Assembly and as a member of the Special Committee on Interstate Banking of the General Assembly from 1980 to 1982.

    ACHILLE A. APICELLA, a director of Derby Savings since 1983, is president of the certified public accounting firm of Apicella, Testa & Company P.C. in Shelton, Connecticut. Mr. Apicella is chairman of the Audit Committee. He is a director and vice chairman of Hewitt Management Corporation and serves as a trustee and vice president of Hewitt Memorial Hospital and as corporator of Valley United Way and Griffin Hospital. Mr. Apicella is also a member of the Connecticut Society of Certified Public Accountants and American Institute of Certified Public Accountants.

    JOHN J. BRENNAN, a director of Derby Savings since 1983, has been the president of John J. Brennan Construction Co., Inc. in Shelton, Connecticut since 1958. Mr. Brennan is a member of the Executive and Nominating Committees. He also serves as a director of The Recreation Camp in Derby.

    JOHN F. COSTIGAN, Executive Vice President and Secretary of the Corporation and the Bank, joined the staff of Derby Savings in 1961 and has been a director of the Bank since 1975. He has served in various capacities of increasing responsibility and since October 1984 has been the Bank's Executive Vice President and Chief Operating Officer. Mr. Costigan is a member of the Nominating Committee. Mr. Costigan is president of Friend A. Russ Fund, Inc. of Shelton, an educational and charitable organization, and secretary and past chairman of the Tele-media of Western Connecticut Advisory Council. Tele-Media is a cable television company located in Seymour, Connecticut. He serves on the finance committee of Saint Mary parish in Derby, and is past trustee and past vice chairman of Griffin Health Services Corporation and past trustee and past chairman of Griffin Hospital, a community hospital located in Derby.

    ANGELO E. DIRIENZO, a director of Derby Savings since 1979, retired as Superintendent of Schools in Sherman, Connecticut in 1992, a post he had held since July 1987. He had previously served as School Superintendent in Oxford, Connecticut, as well as in Derby. Dr. Dirienzo serves on the Audit Committee. He is an Adjunct Professor at Southern Connecticut and Western Connecticut State Universities and a Mediator for the Connecticut State Department of Education. He has chaired the Scholarship Committee of the New Haven County Sheriffs' Association since its inception in 1972. A past president of Griffin Hospital and a corporator, he is also a director of the Valley YMCA and a corporator of the Valley United Way, a member of the Connecticut Superintendents' Association, the American Association of College and University Professors, the American Association of School Administrators, and a life member of the Connecticut Association of Public School Superintendents. He chaired the annual giving program of the Olde Derby Historical Society in 1993 and is on the Board of Directors.

    WALTER R. ARCHER, JR., a Director of Derby Savings since 1988, became a Director of the Corporation in 1990. He serves on the Executive and Nominating Committees. Mr. Archer is founder of Burtville Associates, a real estate holding company, and founder and president of Archer Landfill Service Company, both in Derby. A corporator of Hewitt Memorial Hospital, Mr. Archer also serves as an executive board member and assistant treasurer of the Housatonic Council, Boy Scouts of America.

    HARRY P. DIADAMO, JR., President and Chief Executive Officer of the Corporation and the Bank, has been a Director of Derby Savings since 1980 and served as Chairman of the Board from March 1984 to March 1985. He is also a member of the Executive Committee of the Corporation. Mr. DiAdamo became President, Treasurer and Chief Executive Officer of the Bank in October 1984. Mr. DiAdamo is serving his second two-year term on the Board of the Federal Home Loan Bank of Boston and is chairman of its Audit Committee. He serves on the Mortgage Finance Committee of the Savings and Community Bankers of America and on the Legislative Committee of the Connecticut Bankers' Association, as a director of the New Haven Symphony Orchestra and Griffin Health Services, president of the Shelton Educational Fund, past president of the board of Notre Dame High School in West Haven, and past chairman of the United Way Campaign. He also serves on the New Britain Downtown Council.

    LAURA J. DONAHUE, a director of Derby Savings since 1979, has been engaged in the practice of law in Derby since 1973 and is presently a partner in the law firm of Donahue & Donahue. Ms. Donahue is a member of the Audit and Nominating Committees. She is a trustee of Hewitt Memorial Hospital, a director of Hewitt Management Corporation, a service company which manages long term care facilities, a trustee and secretary of Friend A. Russ Fund, Inc., an educational and charitable organization, and a director of Derby Neck Library. She is also a member of the Advisory Board of the Katherine Matthies Foundation.

    JOHN M. RAK, a director of Derby Savings since 1984, operates a real estate and appraisal company under his own name in Derby, Connecticut, and is a consultant to Insurance Management Incorporated. Mr. Rak is chairman of the Stock Option Committee and is a member of the Audit and Executive Committees. Mr. Rak serves as chairman of the City of Derby's Economic Development Commission, a director of Derby Neck Library and treasurer and past president of Housatonic Council, Boy Scouts of America, and trustee of Johnson Trust of Tulsa, OK, which benefits scouting programs in the Naugatuck Valley.

                   MANAGEMENT RECOMMENDS A VOTE FOR APPROVAL
                     OF MANAGEMENT'S NOMINEES FOR DIRECTOR

    COMPENSATION OF DIRECTORS. Non-management directors of Bancor receive $400 for each board of directors meeting attended, $350 for each committee meeting attended, $150 for each "mini-meeting" and, assuming attendance at not less than three of the four regular meetings of the board, a stipend of $4,000 per annum with a stipend of $16,000 per annum paid to the chairman of the board of directors. Compensation to non-management directors of Derby Savings is $12,000 per annum ($26,000 per annum for the chairman of the board), assuming attendance at not less than nine of the 12 regular meetings of the board, plus $400 for each special meeting of the Bank's board of directors, $350 for each committee meeting and $150 for each "mini-meeting" attended. Messrs. Daddona and Dirienzo also receive $100 for each meeting of the advisory board of the New Britian/Hartford division of the Bank attended. Directors who are officers of Bancor or Derby Savings receive no additional compensation for serving as directors or attending meetings of the board or its committees.

    In 1986, the Bank established a deferred compensation plan for the benefit of its directors. Pursuant to the plan, directors are entitled to defer all or a portion of the fees paid to them as directors of the Bank over a four-year period. Directors who are officers of the Bank may also participate in the plan and pursuant to the plan may defer compensation paid to them as officers of the Bank. Although there is no limitation in the plan on the amount of compensation that may be deferred by directors who are also officers of the Bank, such directors currently participating in the plan have only deferred compensation in an amount which approximates the fees that would have been paid to them if they were non-management directors of the Bank.

    Under the plan, a director who has participated in the plan for four years or who reaches the age of 65, whichever is later (the "Retirement Date"), and who is still serving as a director, is entitled to receive benefits payable in monthly installments over a ten-year period. The aggregate amount of the benefits payable to a director is actuarially determined using mortality tables. The plan also provides for the payment of pre-retirement disability benefits in the event that a director is disabled as a result of illness or injury to the extent that he or she is unable to perform his or her usual service to the board of directors. Benefit payments pursuant to this provision of the plan would be paid in the same manner and amount as normal retirement benefits under the plan if the director had completed four years of service as a director, and would be in an aggregate amount equal to 100 percent of the director's deferred fees at 10% interest per annum if the director had not completed four years of service. In the event of a director's death prior to reaching the Retirement Date, the plan provides for the payment of benefits to the designated beneficiary of the director on a monthly basis over a ten-year period in an aggregate amount actuarially determined using mortality tables. The plan provides that if the service of a director is terminated voluntarily or involuntarily prior to the Retirement Date, the director is entitled to receive all amounts deferred plus interest thereon at a rate of 10% per annum.

BOARD OF DIRECTORS COMMITTEES AND NOMINATIONS BY SHAREHOLDERS

    The board of directors of the Corporation has designated Messrs. Archer, Brennan, Daddona, DiAdamo, Rak and Sponheimer as the executive committee of the board. Mr. Daddona currently serves as chairman of the executive committee. The executive committee, when the board of directors is not in session, has and may exercise all of the power and authority of the board of directors except as limited pursuant to Article IV, Section 2 of the Corporation's bylaws, pursuant to which the executive committee may not, among other things, amend the Corporation's certificate of incorporation or bylaws, adopt an agreement of merger or consolidation, or recommend to the shareholders the sale, lease or exchange of all or substantially all of the Corporation's assets or the dissolution of the Corporation. During the year ended December 31, 1993, the executive committee met two times.

    The board of directors of the Corporation has appointed an audit committee, whose members are Messrs. Apicella, Dirienzo and Rak and Ms. Donahue. Mr. Apicella serves as chairman of the audit committee. The audit committee reviews the Corporation's financial statements and reviews the report of the annual audit by the Corporation's independent accountants prior to submission of that report to the full board of directors. The audit committee also reviews management's response to the independent accountant's report. The audit committee annually reviews the Corporation's contract with its independent accountants and makes recommendations to the board of directors regarding renewal of that contract. During the year ended December 31, 1993 the audit committee met seven times.

    The board of directors of the Corporation has appointed a standing stock option committee consisting of Messrs. Archer, Daddona, Mills and Rak with Mr. Rak serving as chairman. The stock option committee administers the Corporation's stock option plan. During the year ended December 31, 1993, the stock option committee met three times.

    Messrs. Archer, Brennan, Costigan and Sponheimer and Ms. Donahue currently serve as the nominating committee for selecting the nominees of the board for election as directors. Mr. Sponheimer currently serves as chairman of the nominating committee. The nominating committee met one time in 1993.

    Shareholders of Bancor may nominate directors pursuant to timely notice in writing to the secretary of Bancor in accordance with Bancor's bylaws. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 30 nor more than 90 days prior to the Annual Meeting; provided, however, that in the event less than 45 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received by Bancor not later than the close of business on the 15th day following the day on which notice of the date of the meeting was mailed or such public disclosure was made. Under the Corporation's bylaws, shareholder nominations for the Annual Meeting will be required to have been received on or before April 14, 1994 in order to be timely. A shareholder's notice of nomination must set forth certain information specified in Article III, Section 13 of Bancor's bylaws concerning each person the shareholder proposes to nominate for election and the shareholder giving the notice. The bylaws provide that no person shall be eligible for election as a director of Bancor unless nominated in accordance with the procedures set forth in Article III, Section 13 of the bylaws.

    During the year ended December 31, 1993 the Corporation's board of directors held four regular meetings and one special meeting and the Bank's board of directors held 12 regular monthly meetings and four special meetings. With the exception of Mr. Mills who attended 50 percent of the board and committee meetings on which he served, no incumbent director attended fewer than 75 percent of the total number of meetings of the board of directors of the Corporation and the total number of meetings held by all committees of the board of directors of the Corporation on which he served.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

    Because the business of the Corporation currently consists of the business of Derby Savings, no separate cash compensation is paid to the executive officers of the Corporation, all of whom are executive officers of Derby Savings and receive compensation as such. The following table shows, for the years ended December 31, 1993, 1992 and 1991, the cash compensation paid by Derby Savings, as well as certain other compensation paid or accrued for those years, to the chief executive officer and each of the three other highest paid executive officers of Derby Savings whose cash compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                  COMPENSATION
                                                  ANNUAL COMPENSATION                AWARDS
NAME AND                                  ------------------------------------  -----------------       ALL OTHER
PRINCIPAL POSITION(S)                     FISCAL YEAR  SALARY ($)   BONUS ($)   OPTIONS/SARS (#)   COMPENSATION ($)(A)
- ----------------------------------------  -----------  ----------  -----------  -----------------  -------------------
Harry P. DiAdamo, Jr....................        1993   $  232,113   $  --               19,000     $         3,491
President Chief Executive                       1992      228,521      25,000         --                     3,803
 Officer and Director                           1991      205,885      --             --                     3,133
John F. Costigan........................        1993      153,362      --                4,000               2,317
 Executive Vice President,                      1992      150,913      17,500         --                     2,526
 Chief Operating Officer,                       1991      139,203      --             --                     2,083
 Secretary and Director
Alfred T. Santoro.......................        1993      139,584      --               11,000               2,163
Vice President and Chief                        1992      125,997      15,000         --                     2,115
 Financial Officer                              1991      102,165      --             --                     1,619
Thomas H. Wells.........................        1993      112,291      --                2,500               1,717
 Senior Vice President                          1992      106,654      10,000         --                     1,750
 of Derby Savings Bank                          1991       95,695      --             --                     1,472

- ---------
(a) Consists of employer matching contributions made to the Bank's thrift plan for the account of each individual.

OPTION/SAR GRANTS

    The following table contains information with respect to grants of stock options and stock appreciation rights ("SARs") to each of the named executive officers during the year ended December 31, 1993.

                     OPTION/SAR GRANTS IN 1993 FISCAL YEAR

                                                                                               POTENTIAL REALIZABLE
                                                                                                      VALUE
                                                                                                AT ASSUMED ANNUAL
                                                        INDIVIDUAL GRANTS                             RATES
                                     -------------------------------------------------------      OF STOCK PRICE
                                                     % OF TOTAL                                  APPRECIATION FOR
                                                    OPTIONS/SARS                                      OPTION
                                      OPTIONS/       GRANTED TO     EXERCISE OR                      TERM (A)
                                        SARS        EMPLOYEES IN    BASE PRICE   EXPIRATION   ----------------------
NAME                                 GRANTED (#)    FISCAL YEAR       ($/SH)        DATE        5% ($)     10% ($)
- -----------------------------------  -----------  ----------------  -----------  -----------  ----------  ----------
Harry P. DiAdamo, Jr...............      19,000           43.6%      $   17.63     11/30/03   $  210,601  $  533,705
John F. Costigan...................       4,000            9.2           17.63     11/30/03       44,337     112,359
Alfred T. Santoro..................      11,000           25.2           17.63     11/30/03      121,927     308,987
Thomas H. Wells....................       2,500            5.7           17.63     11/30/03       27,711      70,224

- ---------
(a) Estimated market value of underlying securities at assumed annual rates of stock price appreciation for option term minus the exercise price.

OPTION/SAR EXERCISES AND HOLDINGS

    The following table sets forth the 1993 year end value of all unexercised options and SARs held by the named executive officers. No options or SARs were exercised by any of the named executive officers during 1993. All options and SARs held by the named executive officers as of December 31, 1993 are presently exercisable. SARs are granted in tandem with options granted under the Corporation's existing stock option plan.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                        VALUE OF SECURITIES
                                                                            UNDERLYING
                                             NUMBER OF SECURITIES           UNEXERCISED
                                            UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS/
                  NAME                    OPTIONS/SARS AT FY-END (#)   SARS AT FY-END ($)(A)
- ----------------------------------------  ---------------------------  ---------------------
Harry P. DiAdamo, Jr....................              79,384                $   634,596
John F. Costigan........................              44,192                    374,837
Alfred T. Santoro.......................              39,063                    250,081
Thomas H. Wells.........................              29,156                    190,972

- ---------
(a) Market value of underlying securities at exercise or year-end, minus the exercise or base price.

EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENTS

    Derby Savings and the Corporation have entered into employment agreements with Harry P. DiAdamo, Jr. and John F. Costigan. The current term of each employment agreement is through December 31, 1997. On each December 31, unless the Bank, the Corporation or the employee has previously given written notice to the contrary, an additional one-year period is added to the term of the agreement. The employment agreements provided for initial annual salaries with a six percent minimum annual increase in subsequent years. In 1993, the annual salaries pursuant to their employment agreements for Messrs. DiAdamo and Costigan were $223,516 and $147,682 respectively. The employment agreements also provide, among other things, for participation in discretionary bonuses as authorized by the board of directors and for participation in pension, stock option and other benefits applicable to executive personnel.

    The employment agreements may be terminated for cause at any time by the board of directors. Each contract is also terminable by the Corporation or the Bank without cause, whereupon the employee would be entitled to a lump sum cash payment equal to the full amount of his salary for the remaining term of the agreement, and continuation for the remaining term of the agreement of all vested retirement or employee benefits and then existing fringe benefits. The employees have no right to terminate their agreements prior to the end of the terms without approval of the boards of directors of the Bank and the Corporation except in connection with or within two years after a "change in control" of the Corporation or the Bank, in which case they will receive severance payments of three times average annual compensation based on the prior five-year period. The agreements include an employee covenant not to compete for a period of the lesser of one year or the balance of the term plus six months in the event the employee terminates his employment during the term of the agreement without board approval. Under the terms of the agreements, if the employment of Messrs. DiAdamo or Costigan were terminated by the Bank or the Corporation other than for cause or by the employee during 1994, the severance payment which each would receive is $1,036,465 and $684,816, respectively. If their employment was terminated in 1994 voluntarily or involuntarily in connection with or within two years after a "change in control," they would be entitled to receive severance payments of $612,506 and $401,377, respectively.

    As defined in the agreements, a "change in control" will be deemed to have occurred if (i) any person becomes the beneficial owner of 20% or more of the total number of voting shares of the Corporation; (ii) any person becomes the beneficial owner of 10% or more, but less than 20%, of the total number of voting shares of the Corporation if the board of directors determines that such beneficial ownership constitutes or will constitute control of the Corporation;
(iii) any person (other than the persons named as proxies solicited on behalf of the board of directors of the Corporation) holds revocable or irrevocable proxies, as to the election or removal of two or more directors of the Corporation, for 25% or more of the total number of voting shares of the Corporation; (iv) any person has commenced a tender or exchange offer, or entered into an agreement or received an option, to acquire beneficial ownership of 20% or more of the total number of voting shares of the Corporation; or (v) as a result of, or in connection with, any cash tender or exchange offer, merger, or other business combination, sale of assets or contested election or any combination of the foregoing transactions, the persons who were directors of the Corporation before such transaction shall cease to constitute at least two-thirds of the board of directors of the Corporation or any successor institution. A "change in control" of the Bank will be deemed to have taken place if the Corporation's beneficial ownership of the total number of voting shares of the Bank is reduced to less than 50% unless the transaction that causes such reduction is approved by two-thirds of the board of directors of the Bank. For purposes of the foregoing, the term "person" includes an individual, a corporation, a partnership, a trust, or a group acting in concert.

    The Bank and the Corporation have entered into severance payment agreements with Alfred T. Santoro and Thomas H. Wells which generally provide that in the event the employee's employment is terminated, voluntarily or involuntarily (other than by normal retirement, disability or death), in connection with or within two years after a change in control of the Bank or the Corporation, they would be entitled to receive lump sum cash severance payments. The amount of this payment would equal approximately three times the employee's average annual compensation includible in his income for federal income tax purposes with respect to the five-year period prior to the change in control of the Bank or the Corporation. For purposes of the agreements, the term "change in control" has a definition substantially the same definition of "change in control" in the employment agreements of Messrs. DiAdamo and Costigan. Under the terms of the agreements, if the employment of Messrs. Santoro and Wells were terminated by the Bank or the Corporation in 1994, in connection with a change in control, the severance payment which each would receive is $326,231 and $290,950, respectively.

REPORT ON EXECUTIVE COMPENSATION

    Pursuant to the rules recently adopted by the Securities and Exchange Commission designed to enhance the disclosure of company policies toward executive compensation, set forth below is a report submitted by the board of directors of the Bank and the stock option committee of the board of directors of the corporation addressing executive officer compensation policies for 1993. As noted above, because the business of the Corporation currently consists of the business of the Bank, no separate cash compensation is paid to the executive officers of the Corporation.

    Decisions on compensation (other than stock options) for Messrs. DiAdamo and Costigan are made by the Bank's board of directors (with Messrs. DiAdamo and Costigan not participating). Decisions on compensation paid to other executive officers of the Bank (other than stock options) are made by Messrs. DiAdamo and Costigan. Decisions as to the grant of stock options are made by the stock option committee of the board of directors of the Corporation.

    The Bank's executive compensation policies provide competitive levels of compensation designed to integrate pay with the Bank's and the Corporation's annual and long term performance goals. Underlying this objective are the following concepts: supporting an individual pay-for-performance policy that differentiates compensation levels based on corporate, business unit, and individual performance; motivating key senior officers to achieve strategic business objectives and rewarding them for that achievement; providing compensation opportunities which are competitive to those offered in the marketplace, thus allowing the Bank and the Corporation to compete for and retain talented executives who are critical to the Bank's and the Corporation's long term success; and aligning the interests of executives with the long term interests of the Corporation's shareholders.

    Executive compensation consists of three components: cash compensation, including base salary and cash bonuses; long term incentive compensation in the form of stock options; and executive and retirement benefits. The components are intended to provide incentives to achieve short term and long term objectives and to reward exceptional performance. Performance is evaluated not only with respect to earnings but also with respect to comparable industry performance, the accomplishment of business objectives, and the individual's contribution to earnings and shareholder value.

    CASH COMPENSATION. Pursuant to their employment agreements with the Corporation and the Bank, Messrs. DiAdamo and Costigan annually are entitled to receive a minimum 6.0% increase in their base salaries. For 1993, Messrs. DiAdamo and Costigan received increases in their base salaries of 6.0%, as determined by the board after evaluation of the factors set forth above. The Corporation's two other executive officers received increases of approximately 16.9% and 9.9%, respectively, as determined by Messrs. DiAdamo and Costigan after evaluation of the above criteria.

    Each year, upon review of the recommendations of the Bank's Ad Hoc Committee on Bonuses, the board determines whether to award discretionary bonuses to executive officers. In 1993, the Ad Hoc Committee on Bonuses was comprised of all directors of the Bank with the exception of Messrs. DiAdamo and Costigan. The board considers granting bonuses only when it determines that performance is meritorious and exceptional, and only after consideration of such factors as the Bank's overall performance for such year, especially when compared to peer institutions, and the time and talent exerted by management. No bonuses were awarded in 1993.

    STOCK OPTIONS. To encourage growth in shareholder value, stock options are granted by the Corporation from time to time under the Corporation's stock option plan to officers and other employees. During 1993, the Company granted a total of 43,573 stock options, in tandem with SARs, including 35,500 options to the Company's four executive officers. All options that were granted during 1993 had an exercise price of $17.63 per share and will expire in November 2003.

    EXECUTIVE AND RETIREMENT BENEFITS. In addition to the compensation described above, the executive officers receive all normal employee fringe benefits, as well as benefits under the Bank's thrift plan and pension plan. The Bank also provides automobile allowances to executive officers, club memberships (in the case of Messrs. DiAdamo and Costigan), and pays life and disability insurance premiums for Mr. DiAdamo.

    CEO COMPENSATION. As noted above, under the terms of Mr. DiAdamo's employment agreement, Mr. DiAdamo is entitled to a six percent minimum annual increase in salary. In 1993, Mr. DiAdamo received a salary increase of 6.0%. During 1993, Mr. DiAdamo also received a grant of a ten-year stock option for 19,000 shares of Corporation common stock. The per share exercise price was $17.63, which equaled the fair market value of a share of Corporation common stock on the date of grant. The board believes the compensation Mr. DiAdamo received for 1993 appropriately rewards Mr. DiAdamo for the results he achieved during that year.

BOARD OF DIRECTORS                      STOCK OPTION COMMITTEE OF THE
OF THE BANK                             BOARD OF DIRECTORS OF THE CORPORATION
Michael F. Daddona, Jr., Chairman       John M. Rak, Chairman
Achille A. Apicella                     Walter R. Archer, Jr.
Walter R. Archer, Jr.                   Michael F. Daddona, Jr.
John J. Brennan                         Christopher H.R. Mills
John F. Costigan
Harry P. DiAdamo, Jr.
Angelo E. Dirienzo
Laura J. Donahue
John M. Rak
John P. Sponheimer

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. DiAdamo and Costigan serve on the board of directors of the Bank. As such, they participate in compensation decisions with respect to the Bank's executive officers. Neither Mr. DiAdamo nor Mr. Costigan participate or vote in decisions on their own compensation.

COMPARATIVE COMPANY PERFORMANCE

    The following graph shows a five year comparison of cumulative total returns for the Corporation, the NASDAQ Stock Market and the KBW New England Savings Bank Index.

                                   [GRAPHIC]

                                            Dec-88       Dec-89       Dec-90       Dec-91       Dec-92       Dec-93
D.S. Bancor, Inc.                                100        100.1         69.8         53.6        139.9        181.2
NASDAQ Stock Market Index (US)                   100        121.2        103.0        165.2        192.1        219.2
KBW New England Savings Bank Index               100         84.5         42.4         74.7        130.7        174.4

Assumes $100 invested on December 31, 1988 with full reinvestment of dividends, if any.

PENSION PLAN

    The following table sets forth estimated annual retirement benefits of representative years of service and annual compensation under the Company's pension plan.

                               PENSION PLAN TABLE

                                 YEARS OF SERVICE (A)
   ANNUAL      --------------------------------------------------------
COMPENSATION      15         20          25          30          35
- -------------  ---------  ---------  ----------  ----------  ----------
 $   125,000   $  34,116  $  45,488  $   56,860  $   68,232  $   71,357
     150,000      41,616     55,488      69,360      83,232      86,982
     175,000      49,116     65,488      81,860      98,232     102,607
     200,000      56,616     75,488      94,360     113,232     115,641
     225,000      61,501     82,002     102,502     115,641     115,641
     250,000      62,383     83,178     103,972     115,641     115,641

- ---------
(a) For participants aged 65 retiring in 1993 and based on 1993 Social Security benefit levels. Pension benefits payable beginning January 1, 1994 are currently subject to a statutory maximum of $118,800 per year, subject to cost of living adjustments. Additionally, for 1994, annual compensation earned in excess of $150,000 may not be used in the calculation of retirement benefits.

    At December 31, 1993, Messrs. DiAdamo, Costigan, Santoro and Wells had 8, 31, 7 and 18 years, respectively, of credited service.



    Contributions to the pension plan are determined on an actuarial basis for the benefit of all qualifying employees. Employees become eligible for participation on attainment of age 21 and the accumulation of 1,000 hours of employment in a year. Annual normal retirement benefits are computed at the rate of 60 percent of the participant's final earnings less 50 percent of the participant's social security amount for participants with exactly 30 years of credited service.

    For participants with more than 30 years of credited service, annual normal retirement benefits are computed as for participants with exactly 30 years of credited service plus 1/2 of 1 percent of the participant's final earnings for each year (up to ten) of credited service in excess of 30 years. For participants with less than 30 years of credited service, annual normal retirement benefits are computed by multiplying the annual normal retirement benefit of a participant with exactly 30 years of credited service by the ratio that the number of that participant's years of credited service bears to 30. The plan also provides for optional early retirement benefits within ten years of a participant's normal retirement date provided the participant has completed 15 years of credited service.

    A participant's final earnings equals the highest average annual earnings received in any five consecutive years during the last ten years before the normal retirement date. Years of credited service equals the number of years of employment, not including the first year of service, between ages 25 (for an employee who became a participant prior to July 1, 1985, otherwise age 21) and
65. For participants retiring at normal or early retirement dates, a pension equal to 50 percent of the participant's retirement income is payable to the surviving spouse. As an alternative to the 50 percent continuation, a participant when he or she retires may elect to pay 100 percent to the participant's spouse or 66 2/3 percent to the spouse and retain 33 1/3 percent of the benefit.

CERTAIN TRANSACTIONS

    Derby Savings makes loans to its directors, officers, members of their immediate families and other employees and holders of five percent or more of the issued and outstanding shares of Bancor's common stock for the financing of their homes as well as for home improvement and consumer loans. The Bank also makes loans to business entities with which such shareholders of Bancor, directors or officers of the Bank or members of their immediate families may be associated. It is the Bank's policy that these loans are made in the ordinary course of business and neither involve more than normal risk of collectability nor present other unfavorable features. These loans are made on substantially the same terms (including interest rate, fees and collateral) as those prevailing at the time for comparable transactions with non-affiliated persons and have been made in compliance with the requirements of state and federal law applicable to loans to such persons. As of December 31, 1993, loans to holders of five percent or more of Bancor's issued and outstanding common stock, directors and executive officers of Derby Savings and their affiliated businesses totaled approximately $1,275,000.

    During 1993, the Bank made payments totaling $115,548 to Mr. Rak, a director of the Corporation and the Bank, for appraisal and realtor services performed by him. Additionally, the Bank made payments totaling $84,937 to John J. Brennan Construction Co., Inc. for snow removal services for the Bank and its branches and construction repairs to several of the Bank's offices. Mr. Brennan, a director of the Corporation and the Bank, is president of John J. Brennan Construction Co., Inc. The Corporation believes the terms of all such transactions were substantially the same as the terms that could have been obtained at the time from an unaffiliated third party.

                       APPROVAL OF 1994 STOCK OPTION PLAN
                                  (PROPOSAL 2)

    On February 28, 1994, the board of directors adopted the 1994 Stock Option Plan (the "1994 Option Plan" or the "Plan") for the benefit of directors, officers and employees of the Corporation and its subsidiaries, subject to approval of shareholders at the Annual Meeting. As of the date of adoption of the Plan by the board, there were nine non-employee directors and approximately 321 officers and employees of the Corporation and its subsidiaries who were eligible to participate in the Plan.


    THE PRINCIPAL PROVISIONS OF THE 1994 OPTION PLAN ARE SUMMARIZED BELOW. SUCH SUMMARY DOES NOT, HOWEVER, PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY THE TERMS OF THE 1994 OPTION PLAN, THE ENTIRE TEXT OF WHICH IS ATTACHED HERETO AS EXHIBIT A AND INCORPORATED HEREIN BY REFERENCE.

REASONS FOR 1994 OPTION PLAN

    The board believes that stock options are important to increase the incentive and encourage the continued service and employment of directors, officers and employees by facilitating their purchase of a stock interest in the Corporation. The board believes that adoption of the 1994 Option Plan is appropriate in order to assure that a meaningful number of stock options will continue to be available for grant to directors, officers and employees of the Corporation and its subsidiaries. At December 31, 1993, 2,110 options were available for grant to directors, officers and employees under the Corporation's existing stock option plan.

DESCRIPTION OF THE 1994 OPTION PLAN

    Under the terms of the 1994 Option Plan, 260,000 shares of authorized but unissued common stock of the Corporation, or approximately 10% of the outstanding shares of common stock at December 31, 1993, will be reserved for issuance. Of such shares, 60,000 shares are reserved for issuance upon the exercise of options granted to non-employee directors of the Corporation and 200,000 shares are reserved for issuance upon the exercise of options granted to other eligible individuals. The 1994 Option Plan provides for the grant of options that are intended to qualify as "incentive stock options" under Section 422 of the Code as well as nonqualified options. Unlike the Company's existing stock option plan, the 1994 Option Plan does not provide for SARs.

    The 1994 Option Plan will be administered by the Stock Option Committee of the board (the "Option Committee"). The Option Committee will select the officers and employees and non-employee directors of subsidiaries to whom options may be granted. As described below, option grants to non-employee directors of the Corporation are fixed pursuant to the terms of the Plan.

    Under the terms of the 1994 Option Plan, each non-employee director of the Corporation who was serving on the board on February 28, 1994, the effective date of the Plan (each director of the Company except Messrs. DiAdamo and Costigan) was granted a ten-year nonqualified option to purchase 1,500 shares of the Corporation's common stock, subject to shareholder approval of the Plan. The per-share option exercise price of each of those options was $24.00, which equaled the fair market value of a share of common stock on the effective date of the Plan, as determined in accordance with the Plan. Thereafter, subject to the availability of shares, on the date of the first meeting of the board next following the 1994 Annual Meeting and following each annual meeting of shareholders of the Corporation thereafter, an option to purchase 1,000 shares of Corporation common stock will be granted to each person who is then serving as a non-employee director of the Corporation. If the number of shares remaining available for grant is insufficient to make any such annual option grants, the annual option grants for that year shall be correspondingly reduced on a pro rata basis.

    The option exercise price of options granted under the 1994 Option Plan may not be less than 100% of the fair market value of the common stock on the date of grant of the option, as determined in accordance with the Plan. The maximum option term is 10 years. Each option granted to a non-employee director of the Corporation under the 1994 Option Plan will be exercisable commencing on the date of grant and ending upon the expiration or termination of the option. Each option granted to persons other than non-employee directors of the Corporation under the Plan will be exercisable, at any time and from time to time, over a period commencing on the date of grant and ending upon expiration or termination of the option, as the Option Committee shall determine and set forth in the option agreement relating thereto. No person may receive any incentive stock option if, at the time of grant, such person owns directly or indirectly more than 10% of the total combined voting power of the Corporation unless the option price is at least 110% of the fair market value of the common stock and the exercise period of such incentive option is by its terms limited to five years. There is also a $100,000 limit on the value of stock (determined at the time of grant) covered by incentive stock options that first become exercisable by an optionee in any calendar year. The maximum number of shares subject to options that can be granted under the Plan to any executive officer or other employee of the Corporation or any subsidiary is 75,000 shares. No option may be granted more than 10 years after the effective date of the Plan.

    Payment for shares purchased under the 1994 Option Plan may be made either in cash or cash equivalents, or, if permitted by the option agreement, by exchanging shares of common stock of the

Corporation with a fair market value equal to or less than the total option price plus cash for any difference, or by a combination of the foregoing. Options generally also may be exercised by the optionee directing that certificates for the shares purchased be delivered to a licensed broker acceptable to the Corporation as agent for the optionee, provided that the broker tenders to the Corporation cash or cash equivalents equal to the option exercise price plus the amount of any taxes that the Corporation may be required to withhold in connection with the exercise of the option. No fractional shares will be issued by the Corporation on exercise of options and no cash will be paid in lieu of any fractional shares.

    No option may be exercised before the date of shareholder approval of the Plan. If an option is exercised prior to the date that is six months from the later of (i) the date of grant of the option or (ii) the date of shareholder approval of the Plan and the individual exercising the option is a reporting person under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Plan provides that the certificate or certificates issued upon exercise of the option shall bear a legend restricting the transfer of stock covered thereby until the expiration of six months from the later of the date of grant or shareholder approval of the Plan.

    Options granted under the Plan are not transferable and may be exercised only by the optionee during his or her lifetime. If an employee's employment with the Corporation or a subsidiary terminates by reason of death or permanent and total disability, his or her options, whether or not then exercisable, may be exercised within one year after such death or disability unless otherwise provided in the option agreement (but not later than the date the option would otherwise expire). If the employee's employment terminates for any reason other than death or disability, options held by such optionee terminate three months after the date of such termination unless otherwise provided in the option agreement (but not later than the date the option would otherwise expire). Options granted to non-employee directors of the Corporation terminate upon the expiration of one year following the date on which the non-employee director ceases to be a member of the board by reason of death or permanent and total disability and three months following the date on which the non-employee director ceases to be a member of the board for any other reason (one year in the event of the non-employee director's death during such three month period), but not more than ten years after the date of grant. In the case of an option granted to an employee, the Option Committee may extend the period during which the option may be exercised (but not later than the date the option would otherwise expire) by so providing in the option agreement.

    If the outstanding shares of the Corporation's common stock are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Corporation, by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares without receipt of consideration by the Corporation, an appropriate and proportionate adjustment will be made in the number and kinds of shares subject to the 1994 Option Plan, and in the number, kinds, and per share exercise price of shares subject to the unexercised portion of options granted prior to any such change. Any such adjustment in an outstanding option, however, will be made without a change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the per share option price.

    Upon any dissolution or liquidation of the Corporation, or upon a merger, consolidation, reorganization or other business combination in which the
Corporation is not the surviving corporation, or upon the sale of all or substantially all of the assets of the Corporation to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving corporation) approved by the board which results in any person or entity owning 80% or more of the total combined voting power of all classes of stock of the Corporation, the 1994 Option Plan and the options issued thereunder will terminate, unless provision is made in connection with such transaction for the continuation of the Plan and/or the assumption of the options or for the substitution for such options of new options covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise price. In the event of such termination, all outstanding options shall be exercisable in full during such period immediately prior to the occurrence of such termination as the Option Committee in its discretion shall determine.

    The board may amend the 1994 Option Plan with respect to shares of common stock as to which options have not been granted. However, the Corporation's shareholders must approve any amendment that would (1) change the requirements as to eligibility to receive options; (2) materially increase the benefits accruing to participants under the Plan; or (3) increase the maximum number of shares that be sold pursuant to options granted under the Plan (except for adjustments upon changes in capitalization).

    The board at any time may terminate or suspend the 1994 Option Plan. Unless previously terminated, the Plan will terminate automatically on February 28, 2004, the tenth anniversary of the effective date of the Plan. No termination, suspension or amendment of the Plan may, without the consent of the optionee to whom an option has been granted, adversely affect the rights of the holder of the option.

NEW PLAN BENEFITS

    The table below indicates stock options granted to date under the 1994 Option Plan, all of which are subject to shareholder approval of the Plan. In each case, the option exercise price of options granted under the Plan was not less than fair market value of a share of the Corporation's common stock on the date of grant, as determined in accordance with the Plan. All options granted to date under the Plan to employees are incentive options. All options granted to date under the Plan to non-employee directors are nonqualified options.

                               NEW PLAN BENEFITS

                                                 1994 STOCK OPTION PLAN
                                          ------------------------------------
                                              PER SHARE
           NAME AND POSITION               EXERCISE PRICE    NUMBER OF OPTIONS
- ----------------------------------------  -----------------  -----------------
Harry P. DiAdamo, Jr....................     $24 3/4(a)             10,000
President, Chief Executive
  Officer and Director
John F. Costigan........................      24 3/4(a)              2,500
Executive Vice President,
  Chief Operating Officer,
  Secretary and Director
Alfred T. Santoro.......................      24 3/4(a)              5,000
Vice President and Chief
  Financial Officer
Non-Executive Officer...................      24 3/4(a)              1,000
Employee Group (1 person)
Non-Executive Director..................         24                 13,500
 Group (9 persons)(b)

- ---------
(a) These options were granted on March 16, 1994, subject to shareholder approval of the Plan. The per share exercise price equals the fair market value of a share of Corporation common stock on the date of grant, as determined in accordance with the Plan. In each case, the option term is ten years.
(b) On February 28, 1994, each of the Corporation's non-employee directors (each director of the Corporation other than Messrs. DiAdamo and Costigan) was granted a ten-year option to purchase 1,500 shares.


    Shareholder approval of the 1994 Option Plan will constitute approval of the foregoing option grants, and of the continuing automatic annual grant to non-employee directors of the Corporation of a ten-year option for 1,000 shares, as specified in the Plan.

    Based on the closing sale price of the Corporation's common stock on March 18, 1994 of $27 1/8, the aggregate market value of the 260,000 shares to be reserved under the 1994 Option Plan is $ 7,052,500.

FEDERAL INCOME TAX CONSEQUENCES OF THE 1994 OPTION PLAN

    The grant of an option will not be a taxable event for the optionee or the Corporation.

    An optionee will not recognize taxable income upon exercise of an incentive option, and any gain realized upon a disposition of shares of stock received pursuant to the exercise of an incentive option will be taxed as long-term capital gain if the optionee holds the shares for at least two years after the date of grant and for one year after the date of exercise. However, the excess of the fair market value of stock subject to an incentive option on the exercise date over the option exercise price will be included in the optionee's alternative minimum taxable income in the year of exercise (except that, if the optionee is subject to certain securities law restrictions, determination of the amount included in alternative minimum taxable income will be deferred, unless the optionee elects within 30 days following exercise to have income determined without regard to such restrictions) for purposes of the alternative minimum tax. An optionee may be entitled to a credit against regular tax liability in future years for minimum taxes paid with respect to the exercise of incentive options. The Corporation will not be entitled to any business expense deduction with respect to the exercise of an incentive option, except as discussed below.

    For the exercise of an option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Corporation or a subsidiary from the date the option is granted through a date within three months before the date of exercise of the option. In the case of an optionee who is disabled, the three-month period for exercise following termination of employment is extended to one year. In the case of an employee who dies, both the time for exercising incentive stock options after termination of employment and the holding period for stock received pursuant to the exercise of the option are waived.

    If all of the foregoing requirements are met except the special holding period rules mentioned above, the optionee will recognize ordinary income upon the disposition of the stock in an amount generally equal to the excess of the fair market value of the stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The employer corporation will be allowed a business expense deduction to the extent the optionee recognizes ordinary income.

    If an optionee exercises an incentive option by tendering shares of common stock with a fair market value equal to part or all of the option exercise price, the exchange of shares will be treated as a nontaxable exchange (except that this treatment would not apply if the optionee had acquired the shares being transferred pursuant to the exercise of an incentive option and had not satisfied the special holding period requirements summarized above). If the exercise is treated as a tax free exchange, the optionee would have no taxable income from the exchange and exercise (other than minimum taxable income as discussed above) and the tax basis of the shares exchanged would be treated as the substituted basis for the shares received. If the optionee used shares received pursuant to the exercise of an incentive option (or another statutory option) as to which the optionee had not satisfied the applicable holding period requirement, the exchange would be treated as a taxable disqualifying disposition of the exchanged shares.

    Upon exercising a nonqualified option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise (except that, if the optionee is subject to certain restrictions imposed by the securities laws, the measurement date will be deferred, unless the optionee makes a special tax election within 30 days after exercise to have income determined without regard to the restrictions). If the employer corporation complies with applicable withholding requirements, it will be entitled to a business expense deduction in the same amount and at the same time as the optionee recognizes ordinary income. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a nonqualified option, the optionee will have taxable gain or loss measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

    If the optionee surrenders shares of common stock in payment of part or all of the exercise, price for nonqualified options, no gain or loss will be recognized with respect to the shares surrendered (regardless of whether the shares were acquired pursuant to the exercise of an incentive option) and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The
basis of the  shares surrendered  will  be   treated   as  the  substituted  tax
basis for an equivalent number of option shares received and the new shares will be treated as having been held for the same holding period as had expired with respect to the transferred shares. The difference between the aggregate option exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be taxed as ordinary income. The optionee's basis in the additional shares will be equal to the amount included in the optionee's income.

    Under current federal income tax law, the highest tax rate on ordinary income is 36%, plus a 10% surtax, and long-term capital gains are subject to a maximum tax rate of 28%. Because of certain provisions in the law relating to the "phase out" of personal exemptions and certain limitations on itemized deductions, the federal income tax consequences to a particular taxpayer of receiving additional amounts of ordinary income or capital gain may be greater than would be indicated by application of the foregoing tax rates to the additional amount of income or gain.

REQUIRED VOTE

    The approval by the affirmative votes of the holders of a majority of the shares present, or represented, and entitled to vote at the Annual Meeting is required to approve the 1994 Option Plan. Abstentions will have the same effect as a negative vote. THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 1994 OPTION PLAN.

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                  (PROPOSAL 3)

    The board of directors has appointed the firm of Friedberg, Smith & Co., P.C. to continue as independent public accountants for the Corporation for the year ending December 31, 1994. Friedberg, Smith & Co., P.C. has been acting as independent public accountants of the Corporation since its formation in 1987 and for Derby Savings since 1982. Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of Friedberg, Smith & Co., P.C., independent public accountants, to audit the books and accounts of the Corporation and its subsidiary for the year ending December 31, 1994. No determination has been made as to what action the board of directors would take if the shareholders do not ratify the appointment.

    Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of at least a majority of the votes cast at the Annual Meeting is required to ratify the appointment of Friedberg, Smith & Co., P.C. as the Corporation's independent public accountants for the year ending December 31, 1994.

    Representatives of Friedberg, Smith & Co., P.C. will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                            SHAREHOLDERS' PROPOSALS

    Proposals of shareholders intended to be presented at the 1995 annual meeting of shareholders must be received by Bancor at its principal executive offices on or before November 30, 1994 in order to be considered for inclusion in its proxy statement and form of proxy relating to the 1995 annual meeting. Nothing in this paragraph should be deemed to require the Corporation to include in its proxy statement and proxy relating to the 1995 annual meeting any shareholder proposal which may be omitted from the Corporation's proxy materials pursuant to applicable regulations of the SEC in effect at the time such proposal is received.

    The bylaws of Bancor provide that in order for any director nominations and new business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of Bancor not less than 30 nor more than 90 days prior to the date of the meeting; provided, however, that in the event less than 45 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A shareholder's notice must set forth certain information specified in Article II,
Section 3 of Bancor's bylaws with respect to each matter the shareholder proposes to bring before the annual meeting. Bancor's bylaws provide that no business shall be conducted at an annual meeting except in accordance with the procedures set forth in Article II, Section 3 of the bylaws.

                                 OTHER MATTERS

    As of the date of this proxy statement, the board of directors of Bancor knows of no matters to be brought before the Annual Meeting other than those specifically listed in the Notice of Annual Meeting of Shareholders. However, if further business is properly presented, the persons named in the accompanying proxy will vote such proxy as determined by a majority of the board of directors.

    The board of directors of Bancor urges each shareholder, whether or not he or she intends to be present at the Annual Meeting, to complete, sign and return the enclosed proxy as promptly as possible.

                                          By Order of the Board of Directors

                                          HARRY P. DIADAMO, JR.
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Derby, Connecticut
March 30, 1994

                                                                       EXHIBIT A

                                DS BANCOR, INC.
                             1994 STOCK OPTION PLAN

    DS Bancor, Inc. (the "Company") sets forth herein the terms of this 1994 Stock Option Plan (the "Plan") as follows:

1.  PURPOSE

    The Plan is intended to advance the interests of the Company by providing eligible individuals (as designated pursuant to Section 4 below) with an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries, and will encourage such eligible individuals to remain in the employ or service of the Company or that of one or more of its subsidiaries. Each stock option granted under the Plan (an "Option") is intended to be an "incentive stock option" within the meaning of
Section 422 of the Internal Revenue Code of 1986, or the corresponding provision of any subsequently-enacted tax statute, as amended from time to time (the "Code") ("Incentive Stock Option"), except (i) to the extent that any such Option would exceed the limitations set forth in Section 7 below; (ii) for Options specifically designated at the time of grant as not being "incentive stock options"; and (iii) for Options granted to members of the Board of Directors of the Company who are not officers or other employees of the Company or any "subsidiary corporation" (a "Subsidiary") thereof within the meaning of
Section 424(f) of the Code ("Non-Employee Directors") or to directors of any Subsidiary who are not Non-Employee Directors and who are not officers or other salaried employees of the Company or any Subsidiary (a "Subsidiary Director").

2.  ADMINISTRATION

    (a) BOARD. The Plan shall be administered by the Board of Directors of the Company (the "Board"), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement (as defined in Section 8 below) entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Board executed in accordance with the Company's Certificate of Incorporation and By-Laws, and with applicable law. The interpretation and construction by the Board of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

    (b) COMMITTEE.   The Board  may from  time to  time appoint  a Stock  Option
Committee (the "Committee") consisting of not less than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any of its subsidiaries, and each of whom shall qualify in all respects as a "disinterested person" as defined in Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 2(a) above, as the Board shall determine, consistent with the Certificate of Incorporation and By-Laws of the Company and applicable law. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Company's Certificate of Incorporation and By-Laws, and with applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

    (c)  NO LIABILITY.   No  member of the  Board or  of the  Committee shall be
liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

    (d) DELEGATION TO THE COMMITTEE. In the event that the Plan or any Option granted or Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in
Section 2(b) above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

    (e) ACTION BY THE BOARD. The Board may act under the Plan with respect to any Option granted to or Option Agreement entered into with an officer, director or shareholder of the Company who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") other than by, or in accordance with the recommendations of, the Committee, constituted as set forth in Section 2(b) above, only if all of the members of the Board are "disinterested persons" as defined in Rule 16b-3 of the Securities and Exchange Commission under the Exchange Act.

3.  STOCK

    The stock that may be issued pursuant to Options granted under the Plan shall be shares of Common Stock, par value $1.00 per share, of the Company (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 260,000 shares, of which up to 60,000 shares may be issued pursuant to options granted to Non-Employee Directors and up to 200,000 shares may be issued pursuant to options granted to other eligible individuals. The foregoing numbers of shares are subject to adjustment as provided in Section 17 below. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan and such number of shares shall be restored to the number of shares available for issuance under Options granted to Non-Employee Directors or to other eligible individuals, whichever is applicable.

4.  ELIGIBILITY

    (a) EMPLOYEES AND SUBSIDIARY DIRECTORS. Options may be granted under the Plan to any employee of the Company or any Subsidiary (including any such employee who is an officer or director of the Company or any Subsidiary) or to any Subsidiary Director as the Board shall determine and designate from time to time prior to expiration or termination of the Plan. The maximum number of shares of Stock subject to Options that may be granted under the Plan to any executive officer or other employee of the Company or any Subsidiary is 75,000 shares (subject to adjustment as provided in Section 17 hereof).

    (b) NON-EMPLOYEE DIRECTORS. On the effective date of the Plan as described in Section 5(a) hereof, each member then serving on the Board of Directors of the Company who is a Non-Employee Director shall be granted an Option to purchase 1,500 shares. Thereafter, subject to the availability of shares, on the date of the first meeting of the Board next following the 1994 annual meeting of shareholders of the Company and following each annual meeting of shareholders of the Company thereafter, an Option to purchase 1,000 shares of Stock shall be granted to each person who is then serving as a Non-Employee Director. If the number of shares remaining available for grant is insufficient to make any such annual option grants, the annual option grants for that year shall be correspondingly reduced on a pro rata basis. Each Option granted to a Non-Employee Director shall be granted at an Option Price equal to the greater of par value or 100 percent of the fair market value of a share of Stock on the date of grant (determined under Section 9 below) and upon the other terms and conditions specified in the Plan. The foregoing numbers of shares are subject to adjustment as provided in Section 17 below. Except as provided in this Section 4(b), no Non-Employee Director shall be eligible to be granted Options under this Plan.

    (c) MULTIPLE GRANTS. An individual may hold more than one Option, subject to such restrictions as are provided herein.

5.  EFFECTIVE DATE AND TERM OF THE PLAN

    (a) EFFECTIVE DATE. The Plan shall be effective as of the date of adoption by the Board, which date is set forth below, subject to approval of the Plan within one year of such effective date by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy; PROVIDED, HOWEVER, that upon approval of the Plan by the shareholders of the Company as set forth above, all Options granted under the Plan on or after the effective date shall be fully effective as if the shareholders of the Company had approved the Plan on the effective date. If the shareholders fail to approve the Plan within one year of such effective date, any options granted hereunder shall be null and void and of no effect.

    (b) TERM. The Plan shall terminate on the date ten years from the effective date.

6.  GRANT OF OPTIONS

    Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Board may determine ("Optionees"), Options to purchase such number of shares of the Stock on such terms and conditions as the Board may determine, including any terms or conditions which may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code. The date on which the Board approves the grant of an Option (or such later date as is specified by the Board) shall be considered the date on which such Option is granted.

7.  LIMITATION ON INCENTIVE STOCK OPTIONS

    An Option (other than an Option described in exception (ii) or (iii) of Section 1) shall constitute an Incentive Stock Option to the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d) of the Code) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8.  OPTION AGREEMENTS

    All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by the Company and by the Optionee, in such form or forms as the Board shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; PROVIDED, HOWEVER, that all such Option Agreements shall comply with all terms of the Plan.

9.  OPTION PRICE

    The purchase price of each share of the Stock subject to an Option (the "Option Price") shall be fixed by the Board and stated in each Option Agreement, and shall be not less than the greater of par value or 100 percent of the fair market value of a share of the Stock on the date the Option is granted (as determined in good faith by the Board); PROVIDED, HOWEVER, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), the Option Price of an Option that is intended to be an Incentive Stock Option shall be not less than the greater of par value or 110 percent of the fair market value of a share of Stock at the time such Option is granted. In the event that the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded on an established securities market, in determining the fair market value of the Stock, the Board shall use the closing price of the Stock on such exchange or System or in such market (the highest such closing price if there is more that one such exchange or market) on the trading date immediately before the Option is granted (or, if there is no such closing price, then the Board shall use the mean between the high and low prices on such date), or, if no sale of the Stock had been made on such day, on the next preceding day on which any such sale shall have been made.

10. TERM AND EXERCISE OF OPTIONS

    (a) TERM. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years from the date such Option is granted, or, with respect to Options granted to persons other than Non-Employee Directors, on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option; PROVIDED, HOWEVER, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), an Option granted to such Optionee that is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

    (b) OPTION PERIOD AND LIMITATIONS ON EXERCISE. Each Option granted to persons other than Non-Employee Directors under the Plan shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Option Agreement relating to such Option. Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding; PROVIDED, HOWEVER, that any such limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised. Each Option granted to Non-Employee Directors shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on the date of grant and ending upon the expiration of the Option. Notwithstanding any other provision of the Plan, no Option granted to an Optionee under the Plan shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided in Section 5 above.

    (c) METHOD OF EXERCISE. An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office, addressed to the attention of the corporate secretary of the Company, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Except as provided in the next following sentence, payment in full of the Option Price of the shares for which the Option is being exercised shall accompany the written notice of exercise of the Option and shall be made either (i) in cash or in cash equivalents; (ii) through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 9 above) on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii); provided, however, that the Board may in its discretion impose and set forth in the Option Agreement pertaining to an Option granted to persons other than Non-Employee Directors such limitations or prohibitions on the use of shares of Stock to exercise Options as it deems appropriate. Unless the Board shall provide otherwise in the case of an Option Agreement relating to an Option granted to someone other than a Non-Employee Director, payment in full of the Option Price need not accompany the written notice of exercise provided the notice of exercise directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an Incentive Stock Option, which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a shareholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 18 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

    (d) RESTRICTIONS ON TRANSFER OF STOCK. If an Option is exercised prior to the date that is six months from the later of (i) the date of grant of the Option or (ii) the date of shareholder approval of the Plan and the individual exercising the Option is a reporting person under Section 16(a) of the Exchange Act, then such certificate or certificates shall bear a legend restricting the transfer of the Stock covered thereby until the expiration of six months from the later of the date specified in clause (i) above or the date specified in clause (ii) above.

11. TRANSFERABILITY OF OPTIONS

    During the lifetime of an Optionee to whom an Option is granted, only such Optionee (or, in the event of legal incapacity or incompetence, the Optionee's guardian or legal representative) may exercise the Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

12. TERMINATION OF SERVICE OR EMPLOYMENT

    (a) EMPLOYEES AND SUBSIDIARY DIRECTORS. Upon the termination of the employment or service of an Optionee (other than a Non-Employee Director) with the Company or a Subsidiary, other than by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, any Option granted to an Optionee pursuant to the Plan shall terminate three months after the date of such termination of employment, unless earlier terminated pursuant to Section 10(a) above, and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option; PROVIDED, HOWEVER,that the Board may provide, by inclusion of appropriate language in any Option Agreement, that the Optionee may (subject to the general limitations on exercise set forth in Section 10(b) above), in the event of termination of service or employment of the Optionee with the Company or a Subsidiary, exercise an Option, in whole or in part, at any time subsequent to such termination of service or employment and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above. Whether a leave of absence or leave on military or government service shall constitute a termination of service or employment for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment with the Company or a Subsidiary shall not be deemed to occur if the Optionee is immediately thereafter employed with or in the service of the Company or any Subsidiary.

    (b) NON-EMPLOYEE DIRECTORS. Except as provided in Section 13, and subject to Section 17(c) below, any Option granted to a Non-Employee Director shall terminate upon the expiration of three months after the termination of the Non-Employee Director's service with the Company or any Subsidiary other than because of death or "permanent and total disability" as defined above, or, if earlier, upon the expiration of ten years after grant of the Option.

13. RIGHTS IN THE EVENT OF DEATH OR DISABILITY

    (a) DEATH. If an Optionee dies while in the employ or service of the Company or a Subsidiary or within the period following the termination of employment or service during which the Option is exercisable under Section 12 above or Section 13(b) below, the executors or administrators or legatees or distributees of such Optionee's estate shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), at any time within one year after the date of such Optionee's death and prior to termination of the Option pursuant to Section 10(a) above, to exercise any Option held by such Optionee at the date of such Optionee's death, whether or not such Option was exercisable immediately prior to such Optionee's death; PROVIDED, HOWEVER, that with respect to an Option granted other than to a Non-Employee Director, the Board may provide by inclusion of appropriate language in the Option Agreement that, in the event of the death of the Optionee, the executors or administrators or legatees or distributees of such Optionee's estate may exercise an Option (subject to the general limitations on exercise set forth in Section 10(b) above), in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above.

    (b) DISABILITY. If an Optionee terminates employment or service with the Company or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), at any time within one year after such termination of service or employment and prior to termination of the Option pursuant to Section 10(a) above, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of service or employment, whether or not such Option was exercisable immediately prior to such termination of service or employment; PROVIDED, HOWEVER,that with respect to an Option granted other than to a Non-Employee Director, the Board may provide, by inclusion of appropriate language in the Option Agreement, that the Optionee may (subject to the general limitations on exercise set forth in Section 10(b) above), in the event of the termination of service or employment of the Optionee with the Company or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option in whole or in part, at any time subsequent to such termination of service or employment and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above. Whether a termination of service or employment is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Board, which determination shall be final and conclusive.

14. USE OF PROCEEDS

    The proceeds received by the Company from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

15. REQUIREMENTS OF LAW

    (a) VIOLATIONS OF LAW. The Company shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended), upon exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Option, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the holder of such Option may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

    (b) COMPLIANCE WITH RULE 16B-3. The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board, or the Committee acting on behalf of the Board, may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

16. AMENDMENT AND TERMINATION OF THE PLAN

    The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted; PROVIDED, HOWEVER, that no amendment by the Board shall, without approval by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and By-Laws of the Company, materially increase the benefits accruing to participants under the Plan, change the requirements as to eligibility to receive Options or increase the maximum number of shares of Stock in the aggregate that may be sold pursuant to Options granted under the Plan (except as permitted under Section 17 hereof). Except as permitted under Section 17 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

17. EFFECT OF CHANGES IN CAPITALIZATION

    (a) CHANGES IN STOCK. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the effective date of the Plan, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

    (b) REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING CORPORATION. Subject to Subsection (c) hereof, if the Company shall be the surviving corporation in any reorganization, merger, or consolidation of the Company with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

    (c) REORGANIZATION IN WHICH THE COMPANY IS NOT THE SURVIVING CORPORATION OR SALE OF ASSETS OR STOCK. Upon the dissolution or liquidation of the Company, or upon a merger, consolidation, reorganization or other business combination of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of all or substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity (or persons or entities acting as a group or otherwise in concert) owning 80 percent or more of the combined voting power of all classes of stock of the Company, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each individual holding an Option shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above and except as otherwise specifically provided in the Option Agreement relating to such Option), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any installment limitation on exercise imposed pursuant to
Section 10(b) above. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders.

    (d) ADJUSTMENTS. Adjustments under this Section 17 related to stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

    (e) NO LIMITATIONS ON COMPANY. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

18. DISCLAIMER OF RIGHTS

    No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Subsidiary, or to interfere in any way with the right and authority of the Company or any Subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Subsidiary.

19. NONEXCLUSIVITY OF THE PLAN

    Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights otherwise than under the Plan.

                                    *  *  *

    This Plan was duly adopted and approved by the Board of Directors of the Company by resolution at a meeting held on the 28th day of February, 1994.

                                          /s/ John F. Costigan__________________
                                          SECRETARY OF THE COMPANY

    This  Plan was duly approved by the shareholders of the Company at a meeting
of the shareholders held on the             of            , 1994.

                                          ______________________________________
                                          SECRETARY OF THE COMPANY

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                              -------------------

                               TABLE OF CONTENTS

                                                    PAGE
                                                    -----
Solicitation, Voting and Revocability of
  Proxies......................................           1
Stock Owned by Management......................           2
Stock Owned by Principal Shareholders..........           4
Election of Directors..........................           5
Executive Compensation and Other Information...          10
Approval of 1994 Stock Option Plan.............          15
Ratification of Appointment of Independent
  Public Accountants...........................          20
Shareholders' Proposals........................          20
Other Matters..................................          21
Exhibit A......................................         A-1

                                     [LOGO]

                                DS BANCOR, INC.

                                  ------------

                                PROXY STATEMENT

                                 MARCH 30, 1994

                                  ------------

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                                     -------------------------------------------
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                                     -------------------------------------------

DS BANCOR, INC.
33 ELIZABETH STREET
DERBY, CONNECTICUT  06418
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

P
R
O
X
Y

The undersigned shareholder of DS Bancor, Inc. (the "Corporation") hereby appoints Harry P. DiAdamo, Jr. and John F. Costigan, and each of them, with full power of substitution, as proxies to cast all votes, as designated below, which the undersigned shareholder is entitled to cast at the 1994 annual meeting of shareholders (the "Annual Meeting") to be held on April 27, 1994 at 10:00 a.m., local time, at the Trumbull Marriott, 180 Hawley Lane, Trumbull, Connecticut, and at any adjournments thereof, upon the following matters.

This proxy will be voted as directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS.

The undersigned shareholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to its exercise.

See Reverse side
(Continued and to be signed and dated on reverse side)

/X/    PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

3101

FOR all nominees listed below (except as marked to the contrary below)

WITHHOLD AUTHORITY to vote for all nominees listed below

NOMINEES:  Michael F. Daddona, Jr.,
           Christopher H.B. Mills and
           John P. Sponheimer


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

        For       Against        Abstain

1.  To elect three directors each for a three-year term.

2.  To approve the Corporation's 1994 stock option plan.

3. To ratify the appointment by the Corporation's board of directors of the firm of Friedberg, Smith & Co., P.C. as independent public accountants of the Corporation for the year ending December 31, 1994.

If you receive more than one proxy card, please date, sign and return all cards in the accompanying envelope.

SIGNATURE(S)_______________________________ DATE ___________________

(Please date and sign here exactly as name appears at left. When signing as attorney, administrator, trustee or guardian, give full title as such; and when stock has been issued in the name of two or more persons, all should sign.)